                                                                 EXHIBIT 10.88

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Nippon Petroleum Gas Co., Ltd. ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:

                                   ARTICLE I

        Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   355                                164                       519
Jan. 1- Dec.  31,  1995                   310                                187                       497
Jan. 1- Dec.  31.  1996                   307                                190                       497
Jan. 1- Dec.  31,  1997                   176                                190                       366
Jan. 1- Dec.  31.  1998                   124                                190                       314
- ----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

         Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
         (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in
         Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                                  Assumed Arun LPG Production
                                                  (Aggregate Quantities
Fixed Quantity Period                             of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                       1,490
Jan. 1 - Dec. 31, 1995                                       1,300
Jan. 1 - Dec. 31, 1996                                       1,290
Jan. 1 - Dec. 31, 1997                                         740
Jan. 1 - Dec. 31, 1998                                         520
- -------------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to twenty three decimal seven nine percent (23.79%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to twenty three decimal seven nine percent (23.79%) of the amount by which actual Arun LPG production in any such period is more than the Assumed Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE  VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.


SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                NIPPON PETROLEUM GAS CO., LTD
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  M. YAGI
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   M. Yagi
     Title:  President Director and                Title:  Director, General
             Chief Executive Officer                       Manager of Supply &
                                                           Transportation
                                                           Department

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Japan Energy Corporation ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer's predecessor in interest entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:


                                   ARTICLE I

         Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   106                                49                        155
Jan. 1- Dec.  31,  1995                    93                                56                        149
Jan. 1- Dec.  31.  1996                    92                                57                        149
Jan. 1- Dec.  31,  1997                    53                                57                        110
Jan. 1- Dec.  31.  1998                    37                                57                         94
- -----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

        Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

        "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
        (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                            Assumed Arun LPG Production
                                            (Aggregate Quantities
Fixed Quantity Period                       of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                 1,490
Jan. 1 - Dec. 31, 1995                                 1,300
Jan. 1 - Dec. 31, 1996                                 1,290
Jan. 1 - Dec. 31, 1997                                   740
Jan. 1 - Dec. 31, 1998                                   520
- -------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to seven decimal one three percent
(7.13%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to seven decimal one three percent (7.13%) of the amount by which actual Arun LPG production in any such period is more than the Assumed
Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.

SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                JAPAN ENERGY CORPORAWTION
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  HIROFUMI TOKITA
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   Hirofumi Tokita
     Title:  President Director and                Title:  General Manager,
             Chief Executive Officer                       Supply Dept.,
                                                           LP Gas Div.

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Mitsui Oil & Gas Co., Ltd. ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:


                                   ARTICLE I

         Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   142                                66                        208
Jan. 1- Dec.  31,  1995                   124                                75                        199
Jan. 1- Dec.  31.  1996                   123                                76                        199
Jan. 1- Dec.  31,  1997                    71                                76                        147
Jan. 1- Dec.  31.  1998                    50                                76                        126
- -----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

        Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

        "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
        (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                            Assumed Arun LPG Production
                                            (Aggregate Quantities
Fixed Quantity Period                       of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                   1,490
Jan. 1 - Dec. 31, 1995                                   1,300
Jan. 1 - Dec. 31, 1996                                   1,290
Jan. 1 - Dec. 31, 1997                                     740
Jan. 1 - Dec. 31, 1998                                     520
- -------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to nine decimal five four percent (9.54%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to nine decimal five four percent (9.54%) of the amount by which actual Arun LPG production in any such period is more than the Assumed Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.

SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                MITSUI OIL & GAS CO., LTD.
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  H. KOBAYASHI
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   H. Kobayashi
     Title:  President Director and                Title:  Director
             Chief Executive Officer

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Showa Shell Sekiyu K.K. ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:


                                   ARTICLE I

         Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   142                                66                        208
Jan. 1- Dec.  31,  1995                   124                                75                        199
Jan. 1- Dec.  31.  1996                   123                                76                        199
Jan. 1- Dec.  31,  1997                    71                                76                        147
Jan. 1- Dec.  31.  1998                    50                                76                        126
- -----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

        Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

        "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
        (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                            Assumed Arun LPG Production
                                            (Aggregate Quantities
Fixed Quantity Period                       of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                    1,490
Jan. 1 - Dec. 31, 1995                                    1,300
Jan. 1 - Dec. 31, 1996                                    1,290
Jan. 1 - Dec. 31, 1997                                      740
Jan. 1 - Dec. 31, 1998                                      520
- -------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to nine decimal five four percent (9.54%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to nine decimal five four percent (9.54%) of the amount by which actual Arun LPG production in any such period is more than the Assumed Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.

SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                SHOWA SHELL SEKIYU K.K.
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  H. WATANABE
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   H. Watanabe
     Title:  President Director and                Title:  Director
             Chief Executive Officer

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Idemitsu Kosan Co., Ltd. ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:


                                   ARTICLE I

         Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   213                                99                        312
Jan. 1- Dec.  31,  1995                   186                               113                        299
Jan. 1- Dec.  31.  1996                   185                               114                        299
Jan. 1- Dec.  31,  1997                   106                               114                        220
Jan. 1- Dec.  31.  1998                    74                               115                        189
- -----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

        Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

        "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
        (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                            Assumed Arun LPG Production
                                            (Aggregate Quantities
Fixed Quantity Period                       of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                   1,490
Jan. 1 - Dec. 31, 1995                                   1,300
Jan. 1 - Dec. 31, 1996                                   1,290
Jan. 1 - Dec. 31, 1997                                     740
Jan. 1 - Dec. 31, 1998                                     520
- -------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to fourteen decimal three one percent (14.31%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to fourteen decimal three one percent (14.31%) of the amount by which actual Arun LPG production in any such period is more than the Assumed Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.

SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                IDEMITSU KOSAN CO., LTD.
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  A. INOMOTO
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   A. Inomoto
     Title:  President Director and                Title:  Director & General
             Chief Executive Officer                       Manager

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Cosmo Oil Co., Ltd. ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:


                                   ARTICLE I

         Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   248                                115                       363
Jan. 1- Dec.  31,  1995                   217                                131                       348
Jan. 1- Dec.  31.  1996                   215                                133                       348
Jan. 1- Dec.  31,  1997                   123                                134                       257
Jan. 1- Dec.  31.  1998                    87                                133                       220
- -----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

        Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

        "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
        (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                            Assumed Arun LPG Production
                                            (Aggregate Quantities
Fixed Quantity Period                       of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                  1,490
Jan. 1 - Dec. 31, 1995                                  1,300
Jan. 1 - Dec. 31, 1996                                  1,290
Jan. 1 - Dec. 31, 1997                                    740
Jan. 1 - Dec. 31, 1998                                    520
- -------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to sixteen decimal six seven percent (16.67%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to sixteen decimal six seven percent (16.67%) of the amount by which actual Arun LPG production in any such period is more than the Assumed Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.

SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                COSMO OIL CO., LTD.
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  M. KATAYAMA
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   M. Katayama
     Title:  President Director and                Title:  General Manager
             Chief Executive Officer                       International
                                                           Petroleum Dept. (I)

                                  AMENDMENT TO
                                ARUN AND BONTANG
                        LPG SALES AND PURCHASE CONTRACT


        THIS Amendment is dated the 5th day of October, 1994, but effective as of the 1st day of January 1994, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Seller"), a State Enterprise of the Republic of Indonesia, and Mitsubishi Corporation ("Buyer"), a corporation organized under the laws of Japan.

        WHEREAS Seller and Buyer entered into the Arun and Bontang LPG Sales and Purchase Contract dated July 15, 1986, as amended (the "Sales Contract"); and

        WHEREAS Seller and Buyer modified the terms of the Sales Contract by a Memorandum of Agreement dated March 17, 1994 ("MOA"); and

        WHEREAS Seller and Buyer desire to formally amend the Sales Contract to incorporate the agreements and provisions contained in the MOA and all necessary and/or consequential changes to the Sales Contract required thereby.

        NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Seller and Buyer agree as follows:


                                   ARTICLE I

         Article 1.15 of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "1.15   Bontang LPG Facilities

                 The facilities in, at or near the Bontang LNG Facilities, existing as of January 1, 1994, for separation of LPG from Natural Gas and for liquefaction and fractionation of LPG, as well as all related equipment and facilities; Propane and Butane storage, loading and related facilities including the Loading Terminal".


                                   ARTICLE II

         For the purposes of the Fixed Quantity Periods 1994-1998, Article
5.1 (a) of the Sales Contract is hereby amended in its entirety so as to read as follows:

         "(a) During each annual period specified below (each such period is hereinafter referred to as a "Fixed Quantity Period"), Seller shall sell and deliver to Buyer, and Buyer shall purchase, receive and pay for, at the applicable Contract Sales Prices, the quantity of LPG specified for Buyer for such period (each such quantity is hereinafter individually referred to as a "Fixed Quantity" and as "Fixed Quantities" when referring to more than one such quantity) as follows:

                                  Fixed Quantities                  Fixed Quantities
Fixed                             from Arun                         from Bontang
Quantity                          LPG Facilities                    LPG Facilities
Period                            (Thousands of Metric Tons)        (Thousands of Metric Tons)        Total
- -----------------------------------------------------------------------------------------------------------
Jan. 1- Dec.  31,  1994                   284                               131                        415
Jan. 1- Dec.  31,  1995                   247                               150                        397
Jan. 1- Dec.  31.  1996                   246                               152                        398
Jan. 1- Dec.  31,  1997                   141                               152                        293
Jan. 1- Dec.  31.  1998                    99                               152                        251
- -----------------------------------------------------------------------------------------------------------

                                  ARTICLE III

        Article 5.2(d) of the Sales Contract is hereby amended in its entirety so as to read as follows:

        "(d)    Seller may increase or decrease the Fixed Quantity for each of the Fixed Quantity Periods 1991-1993 by an amount not to exceed five percent (5%) of the Fixed Quantity (as adjusted pursuant to paragraph
        (c) above or this paragraph (d), as appropriate) for the preceding Fixed Quantity Period by giving Buyer notice on or before October 15 of the calendar year preceding the Fixed Quantity Period for which the Fixed Quantity is to be so adjusted on condition that the Fixed Quantity so established shall be within ten percent (10%) of the Fixed Quantity for such Fixed Quantity period set forth in Article 5.1 (a). Seller shall advise Buyer of its best estimate of any such increase or decrease on or before September 30 of the calendar year preceding the Fixed Quantity Period for which such adjustment is to be made".


                                   ARTICLE IV

         Article 5 of the Sales Contract is hereby amended by the addition of a new Article 5.2(f) reading as follows:

         "(f)    The Fixed Quantities from Arun LPG Facilities for each Fixed
         Quantity Period 1994-1998 assumes that the following aggregate quantities of LPG will be produced from the Arun Gas Supply Area ("Assumed Arun LPG Production") during such Fixed Quantity Periods:

                                            Assumed Arun LPG Production
                                            (Aggregate Quantities
Fixed Quantity Period                       of LPG in Thousands of Metric Tons)
- -------------------------------------------------------------------------------
Jan. 1 - Dec. 31, 1994                                 1,490
Jan. 1 - Dec. 31, 1995                                 1,300
Jan. 1 - Dec. 31, 1996                                 1,290
Jan. 1 - Dec. 31, 1997                                   740
Jan. 1 - Dec. 31, 1998                                   520
- -------------------------------------------------------------------------------

The Fixed Quantities from Arun LPG Facilities for any Fixed Quantity Period shall be reduced by an amount equal to nineteen decimal zero three percent (19.03%) of the amount by which actual Arun LPG production in any such period is less than the Assumed Arun LPG Production for such period; and the Fixed Quantities from Arun LPG Facilities for any such period shall be increased by an amount equal to nineteen decimal zero three percent (19.03%) of the amount by which actual Arun LPG production in any such period is more than the Assumed Arun LPG Production listed above for such period. Any such reduction or increase in the Fixed Quantities from Arun LPG Facilities shall result in a corresponding reduction or increase in the total Fixed Quantities and shall not affect the Fixed Quantities from Bontang LPG Facilities".


                                   ARTICLE V

         Section 6.2(a) of the Sales Contract is hereby amended by replacing the figure "$3.00" in the formula with the figure "$12.00".


                                  ARTICLE VI

         This Amendment shall supersede all of the provisions of the MOA except for section 1.3 thereof regarding surplus Bontang LPG which shall remain in full force and effect. Subject to the provisions of section 1.3 of the MOA and notwithstanding any other provisions of this Amendment or the Sales Contract, Seller shall be obliged to sell and deliver from the Bontang LPG Facilities only those Fixed Quantities from Bontang LPG Facilities listed in Article II above.


                                  ARTICLE VII

         (i) In the event of any conflict between the terms and conditions of this Amendment and the Sales Contract the former shall prevail.

         (ii) The capitalized terms used in this Amendment not defined herein shall have the meanings ascribed thereto in the Sales Contract.

         (iii) Except as otherwise stated herein, all terms and conditions of the Sales Contract shall remain in full force and effect.


         IN WITNESS WHEREOF Seller and Buyer have caused this Amendment to be executed by their respective duly authorized officer on the 5th day of October, 1994, but effective as of and from the 1st day of January, 1994.

SELLER:                                       BUYER:

PERUSAHAAN PERTAMBANGAN MINYAK                MITSUBISHI CORPORATION
DAN GAS BUMI NEGARA


By:     /s/  F. ABDA'OE                       By:     /s/  YUTAKA KASAHARA
     ---------------------------                  -----------------------------
     Name:   F. Abda'oe                            Name:   Yutaka Kasahara
     Title:  President Director and                Title:  General Manager
             Chief Executive Officer                       of LPG Dept.